                                                                   Exhibit 10.14

                                                                [LOGO] FINOVA(R)
                                                            FINANCIAL INNOVATORS

                                                 FINOVA Technology Finance, Inc.
                                                              10 Waterside Drive
                                              Farmington, Connecticut 06032-3065
                                                                  (860) 676-1818

MASTER LEASE No. S6930, Dated October 2, 1998

FINOVA Technology Finance, Inc. ("we", "us" or "FINOVA") agrees to lease to Genaissance Pharmaceuticals, Inc. ("you" or "Lessee") and you agree to lease from us, the Equipment described in any schedule to this Lease (a "Schedule"). The Equipment also includes any replacement parts, repairs, additions and accessories that you may add to the Equipment. We may treat any Schedule as a separate lease containing all of the provisions of this Lease.

1.    PURCHASING AND INSTALLING THE EQUIPMENT

We will purchase the Equipment from the Supplier you chose. The Supplier will deliver the Equipment to you at your expense. You will properly install the Equipment at your expense at the location(s) indicated in the Schedule.

2.    TERM

o     The Term of each Schedule begins when any of the Equipment on that
      Schedule is delivered to you, or a later date that we agree to in writing.

o The Term continues until you fully perform all your obligations under this Lease and the Schedule.

o If the Equipment is not delivered, installed and accepted by you by the date indicated in the Schedule, we may terminate this Lease and the Schedule as to the Equipment that was not delivered, installed and accepted by giving you 10 days' written notice of termination. Any advance rental payment you may have paid us is nonrefundable, even if the Term never starts or if we rightfully terminate this Lease or the Schedule.

o Before we make any progress payment or final payment for the Equipment on any Schedule, we require the following:

* That no payment is past due to us under any lease, loan or other financial arrangement that you or any guarantor have with us or with FINOVA Capital Corporation.

*     That you are complying with all terms of this Lease.

* That we have received all the documents we requested, including the signed Schedule and Delivery and Acceptance Certificate.

* That there has been no material adverse change in your financial condition, business, operations or prospects, or that of any guarantor, from the condition that you disclosed to us in your application for credit.

3.    RENT

o The rent is indicated on the Schedule. The rent is payable periodically in advance from time to time (for example, monthly). You agree that you owe us the total of all of these rent payments over the Term of the Schedule.

o The first rent payment is due at the beginning of the Term or at a later date that we agree to in writing. Subsequent rent payments are due on the same day of each successive period until you pay us in full all of the rent and any other charges or expenses you owe us.

o If the first rent payment is due later than the beginning of the Term, you will also pay us interim rent on the first rent payment date. The interim rent will be for the period from the beginning of the Term until the date that the first rent payment is due. Interim rent will be calculated at the same rate as the regular rent payment, but on a daily basis for the number of days for which interim rent is due.

o YOUR OBLIGATION TO PAY US ALL RENT IS ABSOLUTE AND UNCONDITIONAL. YOU ARE NOT EXCUSED FROM PAYING THE RENT, IN FULL, FOR ANY REASON. YOU AGREE THAT YOU HAVE NO DEFENSE FOR FAILURE TO PAY THE RENT AND YOU WILL NOT MAKE ANY COUNTERCLAIM OR SETOFFS TO VOID PAYING THE RENT.

4. NON-CANCELABLE LEASE. YOU AGREE THAT YOU MAY NOT CANCEL OR TERMINATE THIS LEASE OR ANY SCHEDULE.

5.    PROTECTION OF OUR INTEREST IN THE EQUIPMENT; FEES.

o The Equipment is our property. It will remain our property. You will not own the Equipment unless the Schedule gives you an option to purchase the Equipment and you have exercised that option and paid us in full for the Equipment and any other amounts you may owe us. If we request, you will put labels stating "PROPERTY OF FINOVA" on the Equipment where they are clearly visible.

o You give us permission to add to this Lease or any Schedule the serial numbers and other information about the Equipment.

o While this Lease is intended to be a lease (and not a loan), you grant us a security interest in the Equipment to protect our interest in the Equipment if this Lease is later determined to be a security agreement. You give us permission to file this Lease or a Uniform Commercial Code financing statement, at your expense, in order to perfect this security interest. You also give us permission to sign your name on the Uniform Commercial Code financing statements where this is permitted by law.

o You will pay our cost to do searches for other filings or judgments against you or your affiliates. You will also pay any filing, recording or stamp fees or taxes resulting from filing this Lease or a Uniform Commercial Code financing statement. You will also pay our fees in effect from time to time for documentation, administration and Termination of this Lease.

o At your expense, you will defend our ownership rights in the Equipment against, and keep the Equipment free of, any legal process, liens, security interests, attachments, levies and executions. You will give us immediate written notice of any legal process, liens, attachments, levies or executions, and you will indemnify us against any loss that results to us from these causes.

o You will notify us at least 15 days before you change the address of your principal executive office.

o You will promptly sign and return additional documents that we may request in order to protect our interest in the Equipment.

o The Equipment is personal property and will remain personal property. You will not incorporate it into real estate and will not anything that will cause the Equipment become part of real estate or a fixture.

6.    CARE, USE, LOCATION AND ALTERATION OF THE EQUIPMENT

o You will make sure that the Equipment is maintained in good operating condition, and that it is serviced, repaired and overhauled when this is necessary to keep the Equipment in good operating condition. All maintenance must be done according to the Supplier's or Manufacturer's requirements or recommendations. All maintenance must also comply with any legal or regulatory requirements.

o You will maintain service logs for the Equipment and permit us to inspect the Equipment, the service logs and service reports. You give us permission to make copies of the service logs and service reports.

o We will give you prior notice if we, or our agent, want to inspect the Equipment or the service logs or service reports. We may inspect it during regular business hours. You will pay our travel, meals and lodging costs to inspect the Equipment, but only for one inspection per year. If we find during an inspection that you are not complying with this Lease, you will pay our travel, meals and lodging costs, our salary costs, and the costs and fees of our agents for reinspection. You will promptly cure any problems with the Equipment that are discovered during our inspection.

o You will use the Equipment only for business purposes. You will obey all legal and regulatory requirements in your use of the Equipment.

o You will make all additions, modifications and improvements to the Equipment that are required by law or government regulation. Otherwise, you will not alter the Equipment without our written permission. You will replace all worn, lost, stolen or destroyed parts of the Equipment with replacement parts that are as good or better than the original parts. The new parts will become our property upon replacement.

o You will not remove the Equipment from the location indicated in the Schedule without our written permission.

7.    RETURN OF EQUIPMENT.  Unless otherwise stated in the Schedule:

o You must give us written notice at least 120 days before the end of the Term if you want to purchase the equipment from us (assuming the Schedule provides you with an option to purchase the Equipment).

o You must give us written notice at least 120 days before the end of the Term if you want to return the Equipment to us.

o If you do not give us written notice at least 120 days before the end of the Term either that you want to purchase or that you want to return the Equipment, you will continue to rent the Equipment and this Lease and the Schedule will be automatically extended for one year with monthly rental payments equal to 1.5% of the original equipment cost, payable monthly in advance.

o If you do give us 120 days' written notice that you want to purchase the Equipment but you do not pay us the purchase price, you will continue to rent the Equipment. The rent will be the fair market rental value of the Equipment, as determined by us. You will continue to pay us this rent until you have paid the purchase price for the Equipment. The rent payments will not be credited to the purchase price.

o If you do give us 120 days written notice that you want to return the Equipment to us, but you do not return the Equipment in compliance with the return conditions contained in the next paragraph, you will continue to rent the Equipment. The rent will be the fair market rental value of the Equipment, as determined by us. You will continue to pay us this rent until you have returned the Equipment to us in compliance with these return conditions.

o Return conditions: - You will return the Equipment, freight and insurance prepaid by you, to us at a location we request in the United States of America. It will be returned in good operating condition, as required by section 6 above. The Equipment will not be subject to any liens when it is returned

      * You will pack or crate the Equipment for shipping in the original containers, or comparable ones. You will do this carefully and follow all recommendations of the Supplier and the Manufacturer as to packing or crating.

      * You will also return to us the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the Manufacturer or Supplier. You will also return to us all service logs and service reports, as well as all written materials that you may have concerning the maintenance and operation of the Equipment.

      * At our request, you will provide us with up to 60 days free storage of the Equipment at your location, and will let us (or our agent) have access to the Equipment in order to inspect it and sell it.

      * You will pay us what it costs us to repair the Equipment if you do not return it in the required condition.

8.    RISK OF LOSS

o You have the complete risk of loss or damage to the Equipment. Loss or damage to the Equipment will not relieve you of your obligation to pay rent.

o If any Equipment is lost or damaged, you have two choices (although if you are in default under this Lease, we and not you will have the two options). The choices are:

(1) Repair or replace the damaged or lost Equipment so that, once again, we own Equipment in good operating condition and have clear title to it.

(2) Pay us the present value (as of the date of payment) of the remaining rent payments and our residual interest in the Equipment. We will calculate the present value using a discount rate of five (5%) percent per year. Once you have paid us this amount and any other amount that you may owe us, you (or your insurer) may keep the Equipment for salvage purposes, on an "AS IS, WHERE IS" basis.

9.    INSURANCE

o Until you have properly returned the Equipment to us, you will keep it insured. The amount of the insurance, the coverage, and the insurance company must be acceptable to us.

o If you do not provide us with written evidence of insurance that is acceptable to us, we may buy the insurance ourselves, at your expense. You will promptly pay us the cost of this insurance. We have no obligation to purchase any insurance. Any insurance that we purchase will be our insurance, and not yours, and may insure the Equipment beyond the end of the Term.

o Insurance proceeds may be used to repair or replace damaged or lost Equipment or to pay us the present value of the rent and our residual interest in the Equipment. (See section 8, "Risk of Loss", above.)

o You appoint us as your "attorney-in-fact" to make claims under the insurance policies, to receive payments under the insurance policies, and to endorse your name on all documents, checks or drafts relating to insurance claims for Equipment.

10.   TAXES

o You will pay all sales, use, excise, stamp, documentary and ad valorum taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession, use or lease of the Equipment.

o You will pay all taxes (other than our federal or state net income taxes) imposed on you or on us or the rent payments.

o     You will reimburse us for any of these taxes that we pay or advance.

o Unless we notify you otherwise, we will file and pay for any personal property taxes on the Equipment. You will reimburse us for the full amount of these taxes without regard to early payment discount. We may estimate the amount of these taxes in advance and bill you periodically in advance for these taxes.

11.   INDEMNITY

o You will indemnify us, defend us and hold us harmless. This applies to any and all claims, expenses and attorney's fees concerning or arising from the Equipment, this Lease, or any Schedule. It includes any claims concerning the manufacture, selection, delivery, possession, use, operation or return of the Equipment.

o This obligation of yours to indemnify us continues even after the Term is over, a claim or loss may not occur until after the term in over.

12.   DEFAULT

You are in default if any of the following happens:

o You do not pay us, when it is due, any rent payment or other payment that you owe us under this Lease, any Schedule, or any other lease, loan or other financial arrangement that you have with us or with FINOVA Capital Corporation.

o Any of the financial information that you give us is not true and complete, or you fail to tell us anything that would make the financial information misleading.

o You do something you are not permitted to do, or you fail to do anything that is required of you, under this Lease, any Schedule or any other lease, loan or other financial arrangement that you have with us.

o An event of default occurs for any other lease, loan or obligation of yours (or any guarantor) that exceeds 25,000.

o You file bankruptcy, or involuntary bankruptcy is filed against you or any guarantor and is not dismissed within 60 days.

o You are subject to any other insolvency proceeding other than bankruptcy (for example, a receivership action or an assignment for benefit of creditors) and such proceeding that is involuntary is not dismissed within 60 days.

o Without our permission, you sell all or a substantial part of your assets, merge or consolidate, if you are not the surviving entity or a majority of your voting stock or interests (or any guarantor's voting stock or interests) is transferred.

o There is a material adverse change in your financial condition, business, operations or prospects, or that of any guarantor, from the condition that you disclosed to us in your application for credit.

13.   REMEDIES, DEFAULT INTEREST, LATE FEES

If you are in default we may exercise one or more of our "remedies." Each of our remedies is independent. We may exercise any of our remedies, all of our remedies or none of our remedies. We may exercise them in any order we choose. Our exercise of any remedy will not prevent us from exercising any other remedy or be an "election of remedies." If we do not exercise a remedy, or if we delay in exercising a remedy, this does not mean that we are forgiving your default or that we are giving up our right to exercise the remedy. Our remedies allow us to do one or more of the following:

o Require you to immediately pay us all rent for the entire Term for any or all Schedules.

o Require you to immediately pay us all amounts that you are required to pay us for the entire Term of any other leases, loans or other financial arrangements that you have with us.

o Sue you for all rent and other amounts you owe us plus the greater of (1) the actual residual value of the Equipment or (2) the residual value we assumed when we leased it to you. Future rent and residual value will be discounted to present value using a discount rate of five (5%) percent per year.

o Require you at your expense to assemble the Equipment at a location we request in the United States of America.

o Remove and repossess the Equipment from where it is located, without demand or notice, or make the Equipment inoperable. We have your permission to remove any physical obstructions to removal of the Equipment. We may also disconnect and separate all Equipment from other property. No court order, court hearing or "legal process" will be required for us to repossess the Equipment. You will not be entitled to any damages resulting from removal or repossession of the Equipment. We may use, ship, store, repair or lease any Equipment that we repossess. We may sell any repossessed Equipment at private or public sale. You give us permission to show the Equipment to buyers at your location free of charge during normal business hours. If we do this, we do not have to remove the Equipment from your location. If we repossess the Equipment and sell it, we will give you credit for the net sale price, after subtracting our costs of repossessing and selling the Equipment. If we rent the Equipment to somebody else, we will give you credit for the net rent received, after subtracting our costs of repossessing and renting the Equipment, but the credit will be discounted to present value using the discount rate that we used in calculating your rental payment under the Schedule for the Equipment. The credit will be applied against what you owe us under this Lease, the Schedules and any other leases, loans or other financial arrangements that you have with us. If the credit exceeds the amount you owe under this Lease, the Schedules and any other leases, loans or other financial arrangements that you have with us, we will refund the amount of the excess to you.

o     You will also pay us the following:

o All our expenses of enforcing our remedies. This includes all our expenses to repossess, store, ship, repair and sell the Equipment.

o     Our reasonable attorney's fees and expenses.

o Default interest on everything you owe us from the date of your default to the date on which we are paid in full. The "default interest rate" will be one and one-half (1.5%) percent per month. If this interest rate exceeds the highest legal interest rate, you will only be required to pay us default interest at the highest legal interest rate.

You realize that the damages we could suffer as a result of your default are very uncertain. You also realize that the value of an unexpired lease Term is difficult or impossible to calculate. This is why we have agreed with you in advance on the discount rates and default interest rate to be used in calculating the payments you will owe us if you default. You agree that, for these reasons, the payments you will owe us if you default are "agreed" or "liquidated" damages. You understand that these payments are not "penalties" or "forfeitures."

You will pay us a late fee whenever you pay any amount that you owe us more than ten (10) days after it is due. You will pay the late fee within one month after the late payment originally due. The late fee will be ten (10%) percent of the late payment. If this exceeds the highest legal amount we can charge you; you will only be required to pay the highest legal amount. The late fee is intended to reimburse us for our collection costs that are caused by late payment. It is charged in addition to all other amounts you are required to pay us, including default interest.

14.   PERFORMING YOUR OBLIGATIONS IF YOU DO NOT

If you do not perform one or more of your obligations under this Lease or a Schedule, we may perform it for you. We will notify you in writing at least ten
(10) days before we do this. We do not have to perform any of your obligations for you. If we do choose to perform them, you will pay us all of our expenses to perform the obligations. You will also reimburse us for any money that we advance to perform your obligations, together with interest at the default interest rate on that amount. This will be additional "rent" that you will owe us and you will pay it at the same time that your next rent payment is due.

15.   ASSIGNMENT

WE MAY ASSIGN THIS LEASE OR ANY SCHEDULE OR ANY RENT PAYMENTS WITHOUT YOUR PERMISSION.

WE MAY GRANT A SECURITY INTEREST IN THE EQUIPMENT WITHOUT YOUR PERMISSION.

THE PERSON TO WHOM WE ASSIGN IS CALLED THE "ASSIGNEE." THE ASSIGNEE WILL NOT HAVE ANY OF OUR OBLIGATIONS UNDER THIS LEASE. YOU WILL NOT BE ABLE TO RAISE ANY DEFENSE, COUNTERCLAIM OR OFFSET AGAINST THE ASSIGNEE.

AFTER ASSIGNMENT YOU MAY "QUIETLY ENJOY" THE USE OF THE EQUIPMENT SO LONG AS YOU ARE NOT IN DEFAULT.

UNLESS YOU RECEIVE OUR WRITTEN PERMISSION, YOU MAY NOT ASSIGN OR TRANSFER YOUR RIGHTS UNDER THIS LEASE OR ANY SCHEDULE. YOU ALSO ARE NOT ALLOWED TO SUBLET THE EQUIPMENT OR LET ANYBODY ELSE USE IT UNLESS WE GIVE YOU OUR WRITTEN PERMISSION.

16. UNIFORM COMMERCIAL CODE DISCLAIMERS OF WARRANTIES AND WAIVERS

WE DID NOT MANUFACTURE OR SUPPLY THE EQUIPMENT. WE ARE NOT A DEALER IN THE EQUIPMENT. INSTEAD, YOU CHOSE THE EQUIPMENT.

WE DO NOT MAKE ANY WARRANTY AS TO THE EQUIPMENT. WE DO NOT MAKE ANY WARRANTY AS TO "MERCHANTABILITY" OR "SUITABILITY" OR "FITNESS FOR A PARTICULAR PURPOSE" OR "NONINFRINGEMENT" OF ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT.

WE WILL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE, OR INJURY TO YOU OR ANYBODY ELSE AS A RESULT OF ANY DEFECTS, HIDDEN OR OTHERWISE, IN THE EQUIPMENT UNDER "STRICT LIABILITY" LAWS OR ANY OTHER LAWS.

WE WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR GOODWILL.

WE MAKE NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES.

If the Equipment is unsatisfactory, you will continue to pay us all rent and other amounts you are required to pay us. You must seek repair or replacement of the Equipment solely from the Manufacturer or Supplier and not from us. You may use our rights under any Manufacturer or Supplier warranties on the Equipment to get it repaired or replaced. Neither the Manufacturer nor the Supplier is our "agent," so they cannot speak for us and they are not allowed to make any changes in this Lease or any Schedule, or give up any of our rights.

17. UNIFORM COMMERCIAL CODE ARTICLE 2A PROVISIONS

This Lease is a "Finance Lease" under Article 2A of the Uniform Commercial Code. You agree that (a) we hive advised you of the identity of the Supplier, (b) you may have rights under the "supply contract" under which we are purchasing the Equipment from the Supplier and (c) you may contact the Supplier for a description of these rights.

YOU WAIVE ANY AND ALL OF YOUR RIGHTS AND REMEDIES UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE, INCLUDING SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE.

18. ACCEPTANCE BY FINOVA, GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, WAIVER OF JURY TRIAL

THIS LEASE WILL ONLY BE BINDING WHEN WE HAVE ACCEPTED IT IN WRITING.

THIS LEASE IS GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, THE STATE IN WHICH OUR OFFICE IS LOCATED IN WHICH FINAL APPROVAL OF THE TERMS AND CONDITIONS OF THIS LEASE OCCURRED AND FROM WHICH PAYMENT FOR THE EQUIPMENT WILL BE ORDERED HOWEVER, IF THIS LEASE IS UNENFORCEABLE UNDER ARIZONA LAW, IT WILL INSTEAD BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

YOU MAY ONLY SUE US IN A FEDERAL OR STATE COURT THAT IS LOCATED IN NEW HAVEN COUNTY, CONNECTICUT. THIS APPLIES TO ALL LAWSUITS UNDER ALL LEGAL THEORIES, INCLUDING CONTRACT, TORT AND STRICT LIABILITY. YOU CONSENT TO THE PERSONAL JURISDICTION OF THESE CONNECTICUT COURTS. YOU WILL NOT CLAIM THAT NEW HAVEN COUNTY, CONNECTICUT, IS AN "INCONVENIENT FORUM" OR THAT IT IS NOT A PROPER "VENUE."

YOU AND WE MAY SUE YOU IN ANY COURT THAT HAS JURISDICTION. WE MAY SERVE YOU AND YOU MAY SERVE US WITH PROCESS IN A LAWSUIT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS INDICATED AFTER OUR SIGNATURES BELOW.

YOU AND WE EACH WAIVE ANY RIGHT YOU OR WE MAY HAVE TO A JURY TRIAL IN ANY LAWSUIT BETWEEN YOU AND US.

19.   INFORMATION SUPPLIED BY YOU AND ANY GUARANTOR

o All financial information and other information that you or any guarantor have given us is true and complete. You or any guarantor have not failed to tell us anything that would make the financial information misleading. There has been no material adverse change in your financial condition, business, operations or prospects, or the financial condition of any guarantor, from the financial condition that you disclosed to us in your application for credit.

o You have supplied us with information about the Equipment. You promise to us that the amount we are paying for the Equipment is no more than the fair and usual price for this kind of

      Equipment, taking into account any discounts, rebates and allowances that you or any affiliate of yours may have been given for the Equipment.

o During the Term you will promptly give copies any filings you make with the Securities and Exchange Commission (SEC). You and any guarantor will also provide us with the following financial statements:

* Quarterly balance sheet and statements of earnings and cash flow - within 45 days after the end of your first three fiscal quarters in each fiscal year. These will be certified by the chief financial officer.

* Annual balance sheet and statements of earnings and cash flow - within 90 days after the end of each fiscal year. These will be audited by independent auditors acceptable to FINOVA. Their audit report must be unqualified.

* At the same time, you deliver the foregoing financial statements, you shall furnish to us a certificate of an executive officer of corporation to the effect that no default exists, or, if such cannot be so certified specifying in reasonable detail the exceptions, if any to such statement.

These financial statements will be prepared according to generally accepted accounting principles, consistently applied.

All financial statements and SEC filings that you or any guarantor provide us will be true and complete. They will not fail to tell us anything that would make them misleading.

20.   NOTICES

We may give you written notice in person, by mail, by overnight delivery service, or by fax. Notice will be sent to your address below your signature. Mail notice will be effective three (3) days after we mail it with prepaid postage to the right address. Overnight delivery notice requires a receipt and tracking number. Fax notice requires a receipt from the sending machine showing that it has been sent to your fax number and received.

You may give us notice the same way that we may give you notice.

21.   GENERAL

This Lease benefits our successors and assigns. This Lease benefits only those successors and assigns of yours that we have approved in writing.

This Lease binds your successors and assigns. This Lease binds only those successors and assigns of ours that clearly assume our obligations in writing.

TIME IS OF THE ESSENCE OF THIS LEASE.

This Lease and all of the Schedules is the entire agreement between you and us concerning the Equipment.

Only an employee of FINOVA who is authorized by corporate resolution or policy may modify or amend this Lease or any Schedule on our behalf, and this must be in writing. Only he or she may give up any of our rights, and this must be in writing. If more than one person is the Lessee under this Lease, then each of you is jointly and severally liable for your obligations under this Lease.

This Lease is only for your benefit and for our benefit, as well as our successors and assigns. It is not intended to benefit any other person.

If any provision in this Lease is unenforceable, then that provision must be deleted. Only unenforceable provisions are to be deleted. The rest of the lease will remain as written.

22.   COVENANT

o You shall take all action necessary to assure that there will be no material adverse change to your business by reason of the advent of the year 2000, including without limitation that all computer based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At our request, you will provide to us assurance reasonably acceptable to us that your computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

23.   REPRESENTATIONS AND WARRANTIES

You represent and warrant to us as follows:

o You have complied with all "environmental laws" and will continue to comply with all "environmental laws." No "hazardous substances" are used, generated, treated, stored or disposed of by you or at your properties except in compliance with all environmental laws. "Environmental laws" mean all federal, state or local environmental laws and regulations, including the following laws: CERCLA, RCRA, Hazardous Materials Transport Act and The Federal Water Pollution Control Act. "Hazardous substances" means all hazardous or toxic wastes, materials or substances, as defined in the environmental laws, as well as oil, flammable substances, asbestos that is or could become friable, urea formaldehyde insulation, polychlorinated biphenyls and radon gas.

o You have taken all action necessary to assure that there will be no material adverse change to your business by reason of the advent of the year 2000, including without limitation that all computer based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

24.   PUBLICITY

We may make press releases and publish a tombstone announcing this transaction and its total amount. You may not publicize this transaction in any way without our prior written consent.


LESSOR:                                     LESSEE:
FINOVA TECHNOLOGY FINANCE, INC.             GENAISSANCE PHARMACEUTICALS, INC.
10 Waterside Drive                          Five Science Park
Farmington, Connecticut  06032-3065         New Haven, Connecticut  06511


BY: /s/ Linda A. Moschitto                  BY: /s/ Kevin Rakin
   --------------------------------------      ---------------------------------

PRINTED NAME: Linda A. Moschitto            PRINTED NAME: KEVIN RAKIN
             ----------------------------                -----------------------

TITLE: Director - Contract Administration   TITLE: EXECUTIVE VICE PRESIDENT
      -----------------------------------         ------------------------------

FAX NUMBER: (860) 676-1814                  Taxpayer ID# 06-1338846
                                                        ------------------------

DATE ACCEPTED: November 10, 1998            FAX NUMBER: 203 562-9377
              ---------------------------              -------------------------

                                            DATED: November 4, 1998
                                                  ------------------------------

STATE OF CONNECTICUT
COUNTY OF NEW HAVEN

      I acknowledge that KEVIN RAKIN, who stated that he is EXECUTIVE VICE PRESIDENT of the Lessee named above, signed this Master Lease Agreement in my presence today: NOVEMBER 4, 1998. He/she acknowledged to me that his/her signature on this Master Lease Agreement was authorized by a valid resolution or other valid authorization from Lessee's board of directors or other governing body.


                                          /s/ Jean Bernard
                                          ---------------------------------
                                          Notary Public

[SEAL]                                    MY COMMISSION EXPIRES 7/31/2000




                      Schedules to be filed by amendment

                           MASTER LEASE SCHEDULE NO. 1
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT: $366,215.62

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $8,964.96 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $17,929.92 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than September 30, 1999.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

5. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
---------------------------------                        -----------------------------

PRINTED NAME: LINDA A. MISCHITTO                     PRINTED NAME: Kevin Rakin
              -------------------                                 --------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: EVP & CFO
------------------------------------------                 ---------------------------

DATE ACCEPTED: 2/23/99                               DATED: 1/28/99
              ----------------------------                 ---------------------------

                           MASTER LEASE SCHEDULE NO. 2
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  157,375.90

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $3,852.56 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $7,705.12 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than September 30, 1999.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

5. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Gualberto Ruano
   ------------------------------                        -----------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: GUALBERTO RUANO
             --------------------                                 --------------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: CHIEF EXECUTIVE OFFICER
       -----------------------------------                 ---------------------------------

DATE ACCEPTED: March 31, 1999                        DATED: 3-25-99
               ------------------                           --------------------------------

                           MASTER LEASE SCHEDULE NO. 3
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  250,078.67

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $6,121.93 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $12,243.86 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than September 30, 1999.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

5. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
    -----------------------------                        ------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: Kevin Rakin
              -------------------                                 ---------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: EVP & CFO
       ----------------------------------                   ----------------------------

DATE ACCEPTED: June 8, 1999                          DATED: 5/25/99
               --------------------------                   ----------------------------

                           MASTER LEASE SCHEDULE NO. 4
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  318,029.18

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $7,785.35 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $15,570.70 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than September 30, 1999.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

5. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
    ---------------------------------                   -----------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: Kevin Rakin
              -----------------------                              ------------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: EVP & CFO
       ----------------------------------                  --------------------------------

DATE ACCEPTED: 9-16-99                               DATED: August 5, 1999
               --------------------------                   -------------------------------

                           MASTER LEASE SCHEDULE NO. 5
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $165,838.82

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $4,059.73 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $8,119,46 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than December 31, 1999.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

5. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY:                                                  BY: /s/ Kevin Rakin
 ----------------------------------                      ---------------------------------

PRINTED NAME:                                        PRINTED NAME: KEVIN RAKIN
              ---------------------                                -----------------------

TITLE:                                               TITLE: CFO/EVP
      -----------------------------                         -------------------------------

DATE ACCEPTED:                                       DATED: 10/18/99
              ---------------------                         -------------------------------

                           MASTER LEASE SCHEDULE NO. 6
                    TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $177,651.83

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $4,348.92 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $8,697.84 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than February 28, 2000.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. AUTOMATIC RENEWAL. If you do not purchase the Equipment at the end of the Term of this Schedule, the Schedule will automatically renew for all of the Equipment subject to this Schedule for an additional term of one year at a monthly rental payment equal to (1.5%) percent of the Acquisition Cost of the Equipment, plus any applicable sales/use tax. The monthly rental payments during the renewal period will be payable in advance. At the expiration of the renewal period, you will have the option to purchase all, but not less than all, the Equipment for its then current fair market value.

5. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

6. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
   -----------------------------                        --------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: Kevin Rakin
              -------------------                                 -----------------------

TITLE: DIRECTOR, CONTRACT ADMINISTRATION             TITLE: EVP & CFO
       ---------------------------------                    -----------------------------

DATE ACCEPTED: 12/14/99                              DATED: 12/6/99
               -------------------------                    -----------------------------

                           MASTER LEASE SCHEDULE NO. 7
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $200,234.17

TERM OF SCHEDULE

RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $4,901.73 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $9,803.46 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than February 28, 2000.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. AUTOMATIC RENEWAL. If you do not purchase the Equipment at the end of the Term of this Schedule, the Schedule will automatically renew for all of the Equipment subject to this Schedule for an additional term of one year at a monthly rental payment equal to (1.5%) percent of the Acquisition Cost of the Equipment, plus any applicable sales/use tax. The monthly rental payments during the renewal period will be payable in advance. At the expiration of the renewal period, you will have the option to purchase all, but not less than all, the Equipment for its then current fair market value.

5. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

6. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
---------------------------------                       -----------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: KEVIN RAKIN
              -------------------                                  --------------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: EVP AND CFO
       -----------------------------------                  ----------------------------------

DATE ACCEPTED: 1/26/2000                             DATED: 01/14/00
               --------------------------                   -----------------------------------

                           MASTER LEASE SCHEDULE NO. 8
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $1,343,080.75

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $32,878.62 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $65,757.24 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

PAYMENT DUE DATE: Your payments on this schedule will be due on the _____ day of each month.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than April 30, 2000.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be (10%) ten percent and cannot exceed (15%) fifteen percent.

4. AUTOMATIC RENEWAL. If you do not purchase the Equipment at the end of the Term of this Schedule, the Schedule will automatically renew for all of the Equipment subject to this Schedule for an additional term of one year at a monthly rental payment equal to (1.5%) percent of the Acquisition Cost of the Equipment, plus any applicable sales/use tax. The monthly rental payments during the renewal period will be payable in advance. At the expiration of the renewal period, you will have the option to purchase all, but not less than all, the Equipment for its then current fair market value.

5. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

6. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 5.08%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.


LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY: /s/ Linda A. Moschitto                           BY: /s/ Kevin Rakin
    --------------------------------------              -------------------------------------

PRINTED NAME: LINDA A. MOSCHITTO                     PRINTED NAME: KEVIN RAKIN
              ----------------------------                         --------------------------

TITLE: DIRECTOR - CONTRACT ADMINISTRATION            TITLE: EVP AND CFO
       -----------------------------------                  ---------------------------------
DATE ACCEPTED: March 3, 2000                         DATED: 3/2/00
               ---------------------------                  ---------------------------------

                           MASTER LEASE SCHEDULE NO. 9
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $299,679.99

TERM OF SCHEDULE

RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $7,336.17 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $14,672.34 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than April 30, 2000.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be no less than (10%) ten percent nor more than (15%) fifteen percent of the original price of the Equipment.

4. AUTOMATIC RENEWAL. If you do not purchase the Equipment at the end of the Term of this Schedule, the Schedule will automatically renew for all of the Equipment subject to this Schedule for an additional term of one year at a monthly rental payment equal to (1.5%) percent of the Acquisition Cost of the Equipment, plus any applicable sales/use tax. The monthly rental payments during the renewal period will be payable in advance. At the expiration of the renewal period, you will have the option to purchase all, but not less than all, the Equipment for its then current fair market value.

5. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

6. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 6.29%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY:                                                  BY: /S/ KEVIN RAKIN
    ------------------------------                      -------------------------------

PRINTED NAME:                                        PRINTED NAME: KEVIN RAKIN
              --------------------                                 --------------------

TITLE:                                               TITLE: EVP AND CFO
       ---------------------------                         ----------------------------

DATE ACCEPTED:                                       DATED: 4/7/00
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                          MASTER LEASE SCHEDULE NO. 10
                     TO MASTER LEASE NO. S6930 (THE "LEASE")

SUPPLIER:  As described in Schedule A.

LOCATION OF EQUIPMENT:  As described in Schedule A.

ACQUISITION COST OF THE EQUIPMENT:  $1,505,690.00

TERM OF SCHEDULE
RENTAL PAYMENTS: (48) Forty-Eight successive Monthly Rental Payments each in the amount of $36,859.29 per month, subject to adjustment as stated in Section 5, plus any applicable sales/use tax.

LEASE RATE FACTOR: The Lease Rate Factor is $24.48 per $1,000 of Acquisition Cost, subject to adjustment as stated in Section 5.

ADVANCE RENTALS: $73,718.58 Payable at the time of signing of this Schedule. To be applied to the first and last Monthly Rental Payments.

ADDITIONAL TERMS:

1. LEASE OF EQUIPMENT. FINOVA Capital Corporation assignee of FINOVA Technology Finance, Inc. ("we" or "Lessor") agrees to lease to the Lessee named below ("you" or "Lessee") the Equipment listed on Schedule "A" attached to this Master Lease Schedule (the "Equipment"). You agree to lease the Equipment from us. The lease of the Equipment is under the terms of the Master Lease Agreement (the "Lease") named above.

2. EQUIPMENT ACCEPTANCE DATE. The Equipment shall be delivered, installed and accepted no later than April 30, 2000.

3. OPTION TO PURCHASE. At the end of the Term of this Schedule, you have an option to purchase all of the Equipment. However, you may not exercise this option if you are in default under this Schedule or under any other lease or agreement that you have with us. You will give us no less than 120 days written notice if you exercise this option. You may not purchase less than all of the Equipment. If you purchase the Equipment, you will purchase it "AS IS" and "WHERE IS." The purchase price will be the fair market value of the Equipment. You and we agree that the fair market value will be no less than (10%) ten percent nor more than (15%) fifteen percent of the original price of the Equipment.

4. AUTOMATIC RENEWAL. If you do not purchase the Equipment at the end of the Term of this Schedule, the Schedule will automatically renew for all of the Equipment subject to this Schedule for an additional term of one year at a monthly rental payment equal to (1.5%) percent of the Acquisition Cost of the Equipment, plus any applicable sales/use tax. The monthly rental payments during the renewal period will be payable in advance. At the expiration of the renewal period, you will have the option to purchase all, but not less than all, the Equipment for its then current fair market value.

5. RESALE. If you do not purchase the Equipment, you give us your permission to try to resell the Equipment from your Location. We may start doing this 120 days before the end of the Term of this Schedule. You must keep the Equipment working while we try to sell it. You will also make sure we have all electrical power, lighting, heat and water that we need to comfortably demonstrate the Equipment to buyers. We also have your permission to auction the Equipment at your Location.

6. INDEX. Two business days prior to the beginning of the Term of this Schedule, we will read THE WALL STREET JOURNAL to determine the published highest yield on four (4) year U.S. Treasury Notes. This yield is called the "Index". If the Index is not published in THE WALL STREET JOURNAL, we will determine it from another reliable source. If the Index is higher or lower than 6.29%, we will increase or decrease the rent payments under this Schedule to reflect this increase or decrease. We will give you notice of any increase as soon as we can. You will pay the increased rent payments unless we have made an obvious mistake in our calculations.

LESSOR:                                              LESSEE:
FINOVA CAPITAL CORPORATION                           GENAISSANCE PHARMACEUTICALS, INC.
10 WATERSIDE DRIVE                                   FIVE SCIENCE PARK
FARMINGTON, CONNECTICUT  06032                       NEW HAVEN, CT  06511

BY:                                                  BY: /s/ KEVIN RAKIN
   ---------------------------------                    ----------------------------------

PRINTED NAME:                                        PRINTED NAME: KEVIN RAKIN
              ----------------------                               -----------------------

TITLE:                                               TITLE: EVP AND CFO
      ------------------------------                        ------------------------------

DATE ACCEPTED:                                       DATED: 4/7/00
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